                                                                 EXHIBIT 99.b.16

                     SCHEDULE OF COMPUTATION OF PERFORMANCE
                                   QUOTATIONS

                                P (1+T)(n) = ERV

               Where:   P = Hypothetical Initial Payment of $1000
                        T = Average Annual Total Return
                        n = Number of Years
                      ERV = Ending Redeemable Value of
                            Hypothetical $1000 Investment Made at
                            the Beginning of the Year


                            ONE YEAR PERIOD                       FIVE YEAR PERIOD                   TEN YEAR PERIOD
AMR CLASS                   (11/1/96 - 10/31/97)                  (11/1/92 - 10/31/97)               (11/1/87 - 10/31/97)
---------                   -------------------------------       ---------------------------------  -------------------------------
BALANCED FUND
Inception date (7/1/87)     1000 (1+ .203600)= 1203.600           1000 (1+ .149249)(5)= 2004.798     1000 (1+ .131129)(10)= 3428.636
                                       (20.36%)                                 (14.92%)                               (13.11%)

GROWTH AND INCOME FUND
Inception date (7/1/87)     1000 (1+ .284000)= 1284.000           1000 (1+ .192812)(5)= 2414.682     1000 (1+ .163429)(10)= 4543.587
                                       (28.40%)                                 (19.28%)                               (16.34%)

INTERNATIONAL EQUITY FUND
Inception date (8/7/91)     1000 (1+ .193900)= 1193.900           1000 (1+ .183380)(5)= 2320.711                         N/A
                                       (19.39%)                                 (18.34%)

LIMITED-TERM INCOME FUND
Inception date (12/3/87)    1000 (1+ .065730)= 1065.730           1000 (1+ .055595)(5)= 1310.650                         N/A
                                       (6.57%)                                  (5.56%)


S & P 500 INDEX FUND                       N/A                                   N/A                                     N/A
Inception date (12/31/96)


AMR CLASS                     SINCE INCEPTION TO 10/31/97
---------                     ---------------------------
BALANCED FUND                                 (10.2932)
Inception date (7/1/87)    1000 (1+ .116593) = 3111.658
                                           (11.66%)

GROWTH AND INCOME FUND                        (10.2881)
Inception date (7/1/87)    1000 (1+ .137726) = 3771.562
                                           (13.77%)

INTERNATIONAL EQUITY FUND                      (6.2329)
Inception date (8/7/91)    1000 (1+ .123610) = 2067.673
                                           (12.36%)

LIMITED-TERM INCOME FUND                       (9.9123)
Inception date (12/3/87)   1000 (1+ .069894) = 1953.594
                                           (6.99%)


S & P 500 INDEX FUND       1000 (1+ .251899) = 1251.899
Inception date (12/31/96)                  (25.19%)


INSTITUTIONAL CLASS
-------------------

BALANCED FUND
Inception date (7/1/87)     1000 (1+.200400)= 1200.400            1000 (1+ .147299)(5)= 1987.848     1000 (1+ .130169)(10)= 3399.648
                                       (20.04%)                                 (14.73%)                               (13.02%)

BALANCED FUND                                 (10.2904)
Inception date (7/1/87)    1000 (1+ .115705) = 3085.334
                                           (11.57%)

                            ONE YEAR PERIOD                       FIVE YEAR PERIOD                   TEN YEAR PERIOD
                            (11/1/96 - 10/31/97)                  (11/1/92 - 10/31/97)               (11/1/87 - 10/31/97)
                            ---------------------------           ---------------------------        ---------------------------

GROWTH AND INCOME FUND
Inception date (7/1/87)     1000 (1+ .280500)= 1280.500           1000 (1+ .190771)(5)= 2394.094     1000 (1+ .162433)(10)= 4504.839
                                       (28.05%)                                 (19.08%)                               (16.34%)

INTERNATIONAL EQUITY FUND
Inception date (8/7/91)     1000 (1+ .190800)= 1190.800           1000 (1+ .181255)(5)= 2299.949                        N/A
                                       (19.08%)                                 (18.13%)

LIMITED-TERM INCOME FUND
Inception date (12/3/87)    1000 (1+ .062876)= 1062.876           1000 (1+ .054022)(5)= 1300.913                        N/A
                                       (6.29%)                                  (5.40%)


INTERMEDIATE BOND FUND                   N/A                                     N/A                                    N/A
Inception date (9/15/97)

                             SINCE INCEPTION TO  10/31/97
                             ----------------------------
GROWTH AND INCOME FUND                         (10.2904)
Inception date (7/1/87)     1000 (1+ .136748) = 3739.443
                                            (13.67%)

INTERNATIONAL EQUITY FUND                       (6.2329)
Inception date (8/7/91)     1000 (1+ .121991) = 2049.174
                                            (12.20%)

LIMITED-TERM INCOME FUND                        (9.9123)
Inception date (12/3/87)    1000 (1+ .069089) = 1939.073
                                            (6.91%)

INTERMEDIATE BOND FUND      1000 (1+ .024129) = 1024.129
Inception date (9/15/97)                    (2.41%)


                            SCHEDULE OF COMPUTATION OF PERFORMANCE
                                          QUOTATIONS


                            ONE YEAR PERIOD                 FIVE YEAR PERIOD                  TEN YEAR PERIOD
                            (11/1/96 - 10/31/97)            (11/1/92 - 10/31/97)              (11/1/87 - 10/31/97)
                            ---------------------------     ---------------------------       ---------------------------


MONEY MARKET FUND           1000 (1+ .056046)= 1056.046     1000 (1+ .048524)(5)= 1267.336    1000 (1+ .061193)(10)= 1811.106
Inception date (9/1/87)                (5.60%)                            (4.85%)                           (6.12%)

MUNICIPAL MONEY MARKET
FUND                        1000 (1+ .035213)= 1035.213                     N/A                          N/A
Inception date (11/10/93)              (3.52%)

U.S. GOVERNMENT MONEY
MARKET FUND                 1000 (1+.053639)= 1044.647      1000 (1+ .046144)(5)= 1253.018               N/A
Inception date (3/2/92)                (5.36%)                             (4.61%)


                                          SINCE INCEPTION TO  10/31/97
                                          ----------------------------

MONEY MARKET FUND                                            (10.1648)
Inception date (9/1/87)                    1000 (1+ .061333)= 1831.374
                                                          (6.13%)
MUNICIPAL MONEY MARKET
FUND                                                          (3.9731)
Inception date (11/10/93)                  1000 (1+ .033308)= 1139.033
                                                          (3.33%)
U.S. GOVERNMENT MONEY
MARKET FUND                                                   (5.6662)
Inception date (3/2/92)                    1000 (1+ .044999)= 1283.259
                                                          (4.50%)

                                SCHEDULE OF COMPUTATION OF PERFORMANCE
                                               QUOTATIONS




                            ONE YEAR PERIOD                       FIVE YEAR PERIOD
PLANAHEAD CLASS             (11/1/96 - 10/31/97)                  (11/1/92 - 10/31/97)                   SINCE INCEPTION TO 10/31/97
-----------------------     ---------------------------           ---------------------------            ---------------------------


BALANCED FUND                                                                                                              (10.2932)
Inception date (8/1/94)     1000 (1+ .197500)= 1197.500           1000 (1+ .145037)(5)= 1968.329        1000 (1+ .114603) = 3055.046
                                       (19.75%)                                 (14.50%)                             (11.46%)

GROWTH AND INCOME FUND                                                                                                     (10.2881)
Inception date (8/1/94)     1000 (1+ .276400)= 1276.400           1000 (1+ .187838)(5)= 2364.755        1000 (1+ .135418) = 3693.585
                                       (27.64%)                                 (18.78%)                             (13.54%)

INTERNATIONAL EQUITY FUND                                                                                                   (6.2306)
Inception date (8/194)      1000 (1+ .187100)= 1187.100           1000 (1+ .178333)(5)= 2271.644        1000 (1+ .119811) = 2023.956
                                       (18.71%)                                 (17.83%)                             (11.98%)

LIMITED-TERM INCOME FUND                                                                                                    (9.9123)
Inception date (8/1/94)     1000 (1+ .060142)= 1060.142           1000 (1+ .052325)(5)= 1290.475        1000 (1+ .068222) = 1923.542
                                       (6.01%)                                  (5.23%)                               (6.82%)

                                                                                                                           (10.1699)
MONEY MARKET FUND           1000 (1+ .052787)= 1052.787           1000 (1+ .046203)(5)= 1253.371        1000 (1+ .060146) = 1811.200
Inception date (8/1/94)                (5.28%)                                  (4.62%)                               (6.01%)

MUNICIPAL MONEY MARKET                                                                                                      (3.9753)
FUND                        1000 (1+ .032355)= 1032.355                         N/A                     1000 (1+ .030667) = 1127.585
Inception date (8/1/94)                (3.24%)                                                                        (3.07%)

U.S. GOVERNMENT MONEY                                                                                                       (5.6685)
MARKET FUND                 1000 (1+.050813)= 1050.813            1000 (1+ .043675)(5)= 1238.302        1000 (1+ .042805) = 1268.190
Inception date (8/1/94)                (5.08%)                                  (4.37%)                               (4.28%)



                                   TEN YEAR PERIOD
                                   (11/1/87 - 10/31/97)
                                   ------------------------
     PLANAHEAD CLASS
     ---------------
                                                  10
     BALANCED FUND                 1000 (1+.129054) = 3366.256
     Inception date (8/1/94)                    (12.91%)

     GROWTH AND INCOME FUND                       10
     Inception date (8/1/94)       1000 (1+.161001) =4449.651
                                                (16.10%)

     INTERNATIONAL EQUITY FUND                 N/A
     Inception date (8/1/94)

     LIMITED-TERM INCOME FUND
     Inception date (8/1/94)                   N/A

                                                  10
     MONEY MARKET FUND             1000 (1+.060017) =1791.135
     Inception date (8/1/94)                    (6.00%)

     MUNICIPAL MONEY MARKET
     FUND                                      N/A
     Inception date (8/1/94)

     U.S. GOVERNMENT MONEY
     MARKET FUND                               N/A
     Inception date (8/1/94)

                              SCHEDULE FOR COMPUTATION OF PERFORMANCE
                                           QUOTATIONS

                                     MONEY MARKET FUNDS - FOR THE 7 DAY PERIOD ENDED 10/31/97



INSTITUTIONAL CLASS                                  CURRENT YIELD                             EFFECTIVE YIELD
-------------------                                  -------------                             ---------------
     MONEY MARKET FUND                               (.0010617024 x (365/7)) = 5.54%           ((.0010617024 + 1)(365/7) -1) = 5.69%
     MUNICIPAL MONEY MARKET FUND                     (.0006552450 x (365/7)) = 3.42%           ((.0006552450 + 1)(365/7) -1) = 3.47%
     U.S GOVERNMENT MONEY MARKET FUND                (.0010283781 x (365/7)) = 5.36%           ((.0010283781 + 1)(365/7) -1) = 5.51%

PLANAHEAD CLASS
---------------
     MONEY MARKET FUND                               (.0010010652 x (365/7)) = 5.22%           ((.0010010652 + 1)(365/7) -1) = 5.36%
     MUNICIPAL MONEY MARKET FUND                     (.0006036741 x (365/7)) = 3.15%           ((.0006036741 + 1)(365/7) -1) = 3.20%
     U.S GOVERNMENT MONEY MARKET FUND                (.0009707610 x (365/7)) = 5.06%           ((.0009707610 + 1)(365/7) -1) = 5.19%


                                MUNICIPAL MONEY MARKET FUND - FOR THE 7 DAY PERIOD ENDED 10/31/97

                                  CURRENT TAX EQUIVALENT YIELD                        EFFECTIVE TAX EQUIVALENT YIELD
                                  ----------------------------                        ------------------------------
     INSTITUTIONAL CLASS          (.0006552450 x (365/7))/(1-.35) = 5.66%             ((.0006552450 + 1)(365/7) -1)/(1-.35) = 5.75%
     PLANAHEAD CLASS              (.0006036741 x (365/7))/(1-.396) = 5.21%            ((.0006036741 + 1)(365/7) -1)/(1-.396) = 5.29%

 LIMITED - TERM INCOME FUND - 30 DAY S.E.C. YIELD FOR THE PERIOD ENDING 10/31/97

                                                   (6)
                   30 day yield = 2 x { ((a-b) + 1)    - 1}
                                          ---
                                           cd

         Where:     a = Dividends and interest earned during the period.

                    b = Expenses accrued for the period (net of reimbursements)

                    c = The average daily number of shares outstanding
                        during the period that entitled to receive dividends

                    d = The maximum offering price per share on the last day of the period.


AMR CLASS         2 x { (( 340,957.140 - 21,961.270 ) + 1 )(6) -  1 }  =  6.070%
                              ------------------------
                               6,640,692.580 x 9.62


INSTITUTIONAL     2 x { (( 118,501.700 - 14,126.560 ) +  1 )(6) -  1 } =  5.440%
CLASS                         ------------------------
                               2,419,694.070 x 9.63


PLANAHEAD CLASS   2 x { (( 25,015.810 - 3,510.680 ) +  1 )(6)  -  1 }  =  5.190%
                              ----------------------
                               521,645.520 x 9.63



 LIMITED - TERM INCOME FUND MONTHLY DISTRIBUTION RATE FROM 10/1/97 TO 10/31/97

                      Monthly Dividend Rate = A/P*(365/n)

             Where: A = Dividend accrual per share during the month
                        (income distributions)

                    P = Share price at the end of month

AMR CLASS                        .0531723281 / 9.62 x ( 365 / 31) = 6.51%
INSTITUTIONAL CLASS              .0506051203 / 9.63 x ( 365 / 31) = 6.19%
PLANAHEAD CLASS                  .0496992300 / 9.63 x ( 365 / 31) = 6.08%

LIMITED TERM INCOME FUND DISTRIBUTION RATE (INCLUDING CAPITAL GAINS) FROM 11/1/96 TO 10/31/97

                            Distribution Rate = D/P

           Where: D = Distributions per share over a 12 month period
                      (income and capital gain distributions)

                  P = Share price at the end of 12 month period

AMR CLASS                                    .669760 / 9.62 = 6.96%
INSTITUTIONAL CLASS                          .644606 / 9.63 = 6.69%
PLANAHEAD CLASS                              .618765 / 9.63 = 6.43%

  INTERMEDIATE BOND FUND - 30 DAY S.E.C. YIELD FOR THE PERIOD ENDING 10/31/97


                   30 day yield = 2 x { ((a-b) + 1)(6) - 1}
                                          ---
                                           cd

         Where:     a = Dividends and interest earned during the period.

                    b = Expenses accrued for the period (net of reimbursements)

                    c = The average daily number of shares outstanding
                        during the period that entitled to receive dividends

                    d = The maximum offering price per share on the last day of the period.


INSTITUTIONAL CLASS    2 x {((1,001,033.630 - 52,103.900) + 1)(6) - 1} = 5.310%
                              --------------------------
                                  21,327,604.660 x 10.17

                    SCHEDULE FOR COMPUTATION OF PERFORMANCE
                                   QUOTATIONS

   INTERMEDIATE BOND FUND MONTHLY DISTRIBUTION RATE FROM 10/1/97 TO 10/31/97

                      Monthly Dividend Rate = A/P*(365/n)

             Where: A = Dividend accrual per share during the month
                        (income distributions)

                    P = Share price at the end of month

INSTITUTIONAL CLASS        .0484615322 / 10.17 x (365 / 31) = 5.61%